SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 3, 1999
(Date of earliest event reported)

Commission File No.:  333-56213



                              ACE Securities Corp.
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               Delaware                                  56-2088493
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       (State of Incorporation)             (I.R.S. Employer Identification No.)


  6525 Morrison Boulevard, Suite 318
  Charlotte, North Carolina                                28211
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Address of principal executive offices                   (Zip Code)


                                 (704) 365-0569
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                                     Description
-----------------                                  -----------

(99)                                     Collateral Term Sheets prepared
                                         in connection with Mortgage
                                         Lenders Network Home Equity
                                         Loan Trust 1999-2, Asset-Backed
                                         Notes, Series 1999-2

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACE SECURITIES CORP.

November 3, 1999

                                        By:    /s/ Elizabeth Eldridge
                                             ------------------------------
                                             Elizabeth Eldridge
                                             Vice President

                                INDEX TO EXHIBITS


                                                                   Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------

   (99)                  Collateral Term Sheets                         E
                         prepared in connection with
                         Mortgage Lenders Network
                         Home Equity Loan Trust
                         1999-2, Asset-Backed Notes,
                         Series 1999-2